Exhibit 99.2

American Rebel Holdings, Inc. Announces Experienced Outdoor Industry Executive, Thomas Mihalek, as the new Chief Executive Officer of Provo, Utah based Champion Safe

Nashville, TN, April 26, 2024 (GLOBE NEWSWIRE) — American Rebel Holdings, Inc. (NASDAQ: AREB) (“American Rebel” or the “Company”), a designer, manufacturer, and marketer of branded safes, personal security and self-defense products and apparel, and American Rebel Beer ( www.americanrebelbeer.com ), announces the appointment of Thomas Mihalek as CEO of Champion Safe ( www.championsafe.com ). American Rebel sells safe and security products under the American Rebel, Champion Safe, Superior Safe and Safe Guard brands.

Mr. Mihalek, a lifetime member of the National Rifle Association (“NRA”) and a Heritage Club member of National Shooting Sports Foundation (“NSSF”), has been under contract as a strategic consultant to Champion Safe for the past few months to learn, assess and provide recommendations for operational improvements at Champion Safe. He has designed outreach programs within the SHOT industry on both the national and state level and has done lobby work for military and 2nd Amendment rights programming. Mr. Mihalek is an experienced outdoor industry executive that has decades of interaction with the distributor, dealer, and consumer sales channels, working for Smith & Wesson and Savage Arms to name a couple. He brings a needed blend of manufacturing, operations, sales, marketing skills and most importantly bottom-line business acumen. He is a direct communicator who cares deeply about the history of Champion Safe, and its long-standing commitment to quality. Most of all, he has a powerful sense of respect and appreciation for the American Rebel Brand and has an unwavering commitment to our consumers. In FY 2023 Q4 American Rebel began consolidation of existing Champion operations including several supplementary regional distribution locations and the day-to-day operations of the existing American Rebel Safe business unit.

“Tom Mihalek is the type of experienced, successful, hard-working leader that we look for as we build out American Rebel – America’s Patriotic Brand, and we are fortunate that he has accepted the CEO position at our wholly owned subsidiary, Champion Safe Company. We are convinced that Tom is the ideal choice as the next leader of Champion Safe,” stated Andy Ross, Chairman and CEO American Rebel Holdings, Inc. “We’re not just a safe company, we are a patriotic lifestyle brand and a proud supporter of the Second Amendment. We remain committed to executing our business plan with focus and intensity, while remaining agile enough to take advantage of market opportunities like our acquisition of Champion in July of 2022 and the recent launch of American Rebel Light – America’s Patriotic Beer.”

Mr. Mihalek, as CEO of Champion Safe, will report directly to Corey Lambrecht, Chief Operating Officer of American Rebel Holdings. “I have known Tom Mihalek for over 20 years, first meeting him when I was the Executive Vice President of Smith & Wesson Holdings, shortly after the acquisition of Smith & Wesson in May 2001,” said Corey Lambrecht. “Tom’s experience and skill set in manufacturing operations, in addition to his sales and marketing expertise, makes him ideally suited to lead Champion Safe as we focus on growing revenues and increasing market share while maintaining margins to drive profitability.”

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“Proud to say that I have acquired a great appreciation and understanding of manufacturing operations, both large and small. An efficient process is needed to truly maximize profitability and to continue to consistently deliver products that are of the highest quality to our dealer network and our end consumers,” said Tom Mihalek. “Do something you love and you will never work a day in your life’ is one of my favorite quotes. I am bullish about the opportunity to accelerate the introduction of the American Rebel branded safes and to continue to work with the senior team at Champion. I look forward to meeting several of our consumers and dealers in person at the upcoming 2024 NRA Show in Dallas, Texas.”

Champion Safe Company has been producing industry-leading gun safes with American-made steel since 1999 and since that time, their dedication to manufacturing superior quality gun safes has never changed.

“Growing revenues and increasing market share at Champion Safe while rolling out American Rebel safes to a wider dealer and customer base is a primary goal of our current Reg A+ offering and I’m convinced Tom is the right leader to help deliver on that goal,” said Andy Ross. “Interested investors 18 years or older can log onto our public offering website at http://invest.americanrebel.com and subscribe to the offering.”

About American Rebel Holdings, Inc.

American Rebel Holdings, Inc. (NASDAQ: AREB) operates primarily as a designer, manufacturer and marketer of branded safes and personal security and self-defense products and has recently transitioned into the beverage industry through the introduction of American Rebel Beer. The Company also designs and produces branded apparel and accessories. To learn more, visit www.americanrebel.com and www.americanrebelbeer.com . For investor information, visit www.americanrebel.com/investor-relations .

The Reg A Offering will be made by means of the Offering Circular. The securities offered by American Rebel are highly speculative. Investing in shares of American Rebel involves significant risks. The investment is suitable only for persons who can afford to lose their entire investment. Furthermore, investors must understand that such investment could be illiquid for an indefinite period of time. No public market currently exists for the securities, and if a public market develops following the offering, it may not continue. American Rebel intends to list the Series C Preferred Stock offered under Offering Circular on Nasdaq Capital Market and doing so entails significant ongoing corporate obligations including but not limited to disclosure, filing and notification requirements, as well compliance with applicable continued quantitative and qualitative listing standards. The listing of the Company’s Series C Preferred Stock on the Nasdaq Capital Market is not a condition of the Company’s proceeding with the Public Offering, and no assurance can be given that our application to list on Nasdaq Capital Market will be approved or that an active trading market for our Series C Preferred will develop.

For additional information on American Rebel, the Offering and any other related topics, please review the Offering Statement that can be found at: https://www.sec.gov/Archives/edgar/data/1648087/000149315224009903/form253g2.htm.

Additional information concerning risk factors related to the Offering, including those related to the business, government regulations, intellectual property and the offering in general, can be found in the section titled “Risk Factors” of the Offering Statement.

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. American Rebel Holdings, Inc., (NASDAQ: AREB; AREBW) (the “Company,” “American Rebel,” “we,” “our” or “us”) desires to take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and is including this cautionary statement in connection with this safe harbor legislation. The words “forecasts” “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “expect” and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements primarily on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, and financial needs. Important factors that could cause actual results to differ from those in the forward-looking statements include continued increase in revenues, actual receipt of funds under the Reg A Offering, effects of the offering on the trading price of our securities, implied or perceived benefits resulting from the receipt of funds from the offering, actual launch timing and availability of American Rebel Beer, our ability to effectively execute our business plan, and the Risk Factors contained within our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2023. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required by law.

Company Contact:

info@americanrebel.com

thomas.mihalek@americanrebel.com

Investor Relations:

Brian Prenoveau

MZ North America

+1 (561) 489-5315

AREB@mzgroup.us

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